Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of OAO Technology Solutions, Inc. (the “Company”) on Form 10-Q for the quarter ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Jeffrey Fox, the Chief Financial Officer of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2003	By:	/s/ J. JEFFREY FOX

J. Jeffrey Fox Senior Vice President of Finance and Chief Financial Officer

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